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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-09949) of TelCom Semiconductor, Inc. of our report dated January 20, 2000, except as to Note 13 which is as of February 1, 2000 relating to the Financial Statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
February 29, 2000